UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2009
THE CATO CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31340	56-0484485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 Denmark Road, Charlotte, NC		28273-5975

(Address of Principal Executive Offices)		(Zip Code)
(704) 554-8510

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2009, the Company issued a press release announcing that B. Allen Weinstein, its Executive Vice President, Chief Merchandising Officer, has retired as of April 17, 2009. A copy of the press release is attached hereto as Exhibit 99.1, and the contents thereof are incorporated herein by reference.
The terms of any severance for Mr. Weinstein have not been finalized, but will be disclosed as required by applicable securities regulations when they are determined.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of The Cato Corporation dated April 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CATO CORPORATION
April 23, 2009	/s/ John P. D. Cato
Date	John P. D. Cato
Chairman, President and Chief Executive Officer

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